UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2021

Bioventus Inc.
(Exact name of registrant as specified in charter)

Delaware	001-37844	81-0980861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4721 Emperor Boulevard, Suite 100
Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (919) 474-6700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common Stock, $0.001 par value per share	BVS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 12, 2021, the Board of Directors (the “Board”) of Bioventus Inc. (the “Company”) elected Mary Kay Ladone to the Board as a Class II director for a term ending at the 2023 annual meeting of stockholders of the Company, effective July 15, 2021 (the “Effective Date”). Ms. Ladone was also appointed to the Board’s Audit and Risk Committee (the “Audit Committee”) and Compensation Committee.
Mary Kay Ladone, 55, has served as Senior Vice President, Corporate Development, Strategy and Investor Relations, of Hill-Rom Holdings, Inc. (“Hill-Rom”) since December 2018. She previously served as Vice President, Investor Relations, since joining Hill-Rom in July 2016. Before joining Hill-Rom, she served as Senior Vice President, Investor Relations, of Baxalta Inc. from 2015 to 2016. Prior to that, she served in a variety of senior finance, business development and investor relations roles for Baxter International, Inc. The Company’s Board believes that Ms. Ladone’s significant finance and investor relations experience at large public healthcare companies will be invaluable to the Board.
Ms. Ladone will be entitled to the standard compensation paid by the Company to its non-employee directors, including an annual cash retainer of $55,000 for Board service as well as an additional $10,000 for service on the Audit Committee and $7,500 for service on the Compensation Committee. In addition, Ms. Ladone will receive an initial award of restricted stock units having an aggregate fair value equal to $152,000, pro-rated in accordance with the Company’s Non-Employee Director Compensation Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVENTUS INC.

Date: July 14, 2021	By:	/s/ Anthony D’Adamio
Anthony D’Adamio Senior Vice President and General Counsel